UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 14, 2004

                              DGSE Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   1-11048                     88-0097334
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

                                2817 FOREST LANE
                               DALLAS, TEXAS 75234
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (972) 484-3662
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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[_]  Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On October 11, 2004, the Registrant engaged BKR Cornwell Jackson as its principal auditors. The services for which the Registrant has engaged BKR Cornwell Jackson include the audit of the Registrant's consolidated balance sheet and the related consolidated statement of operations, consolidated statement of shareholder' equity and consolidated statement of cash flows for the year ending December 31, 2004. In addition, the Registrant has engaged BKR Cornwell Jackson to provide quarterly reviews of the Registrant's interim financial statements on Form 10-QSB for the periods ending September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005.

CF & Co., L.L.P., the Registrant's former principal auditors, were notified of their dismissal on October 5, 2004. During the two most recent fiscal years and the subsequent interim periods preceding the dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter or the disagreement in connection with its reports.

The Registrant has provided CF & Co., L.L.P., a copy of this disclosure and has requested that CF & Co., L.L.P. furnish it with a letter addressed to the U.S. Securities Exchange Commission commenting on their review of the disclosures in this 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.


     (C) Exhibit No 16.1
         Letter - CF & Co., L.L.P. dated October 11, 2004


                                    SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Dallas Gold And Silver Exchange, Inc.

                            /s/ John Benson
                            -------------------------------------
                            John Benson
                            Director and Chief Financial Officer

Dated: October 14, 2004